Filed Pursuant to Rule 497(e)

Ambassador Funds

Registration File No. 333-36796

AMBASSADOR FUNDS

SUPPLEMENT DATED SEPTEMBER 28, 2012

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012

        On September 27, 2012, the Ambassador Funds Board of Trustees and Convergence Financial Services, Inc., the investment adviser to each of the Selkirk Opportunities Fund, Selkirk Core Fund and Selkirk Income Fund (collectively, the “Selkirk Equity Funds”), approved a plan to liquidate and close each of the Selkirk Equity Funds.  The liquidation is expected to occur on October 15, 2012 (the "Liquidation Date").  The remaining series of the Ambassador Funds, namely the Selkirk Bond Fund and Selkirk Short-Term Bond Fund (collectively, the “Selkirk Bond Funds” and, together with the Selkirk Equity Funds, the “Selkirk Funds”), which have never been publicly offered for sale, will also terminate as of the Liquidation Date.

As of the date hereof, the investment subadviser to the Selkirk Equity Funds (Clarkston Capital Partners, LLC) has begun converting the portfolio of each Selkirk Equity Fund to cash in anticipation of the liquidation.  The Selkirk Funds will not accept any additional purchases of Fund shares from the date hereof through the Liquidation Date. Shareholders in the Selkirk Equity Funds who do not redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to the address of record on their account when the liquidation occurs.

Please keep this supplement for future reference